Exhibit 23.4

I hereby consent to the use of my name as an Advisory Board member to PalmWorks, Inc. in the company's Registration Statement on Form S-1.

                                                          /s/ Paul Keller
                                                          ------------------
                                                          Paul Keller

                                                                    Exhibit 23.4

I hereby consent to the use of my name as an Advisory Board member to PalmWorks, Inc. in the company's Registration Statement on Form S-1.

                                                          /s/ Teresa Murphy
                                                          ------------------
                                                          Teresa Murphy

                                                                    Exhibit 23.4

I hereby consent to the use of my name as an Advisory Board member to PalmWorks, Inc. in the company's Registration Statement on Form S-1.

                                                          /s/ Eric Robison
                                                          ------------------
                                                          Eric Robison

                                                                    Exhibit 23.4

I hereby consent to the use of my name as an Advisory Board member to PalmWorks, Inc. in the company's Registration Statement on Form S-1.

                                                          /s/ Tom Hudson
                                                          ------------------
                                                          Tom Hudson

                                                                    Exhibit 23.4

I hereby consent to the use of my name as an Advisory Board member to PalmWorks, Inc. in the company's Registration Statement on Form S-1.

                                                          /s/ Ronald Curtin
                                                          ------------------
                                                          Ronald Curtin

                                                                    Exhibit 23.4

I hereby consent to the use of my name as an Advisory Board member to PalmWorks, Inc. in the company's Registration Statement on Form S-1.

                                                          /s/ Mark Phillips
                                                          ------------------
                                                          Mark Phillips

                                                                    Exhibit 23.4

I hereby consent to the use of my name as an Advisory Board member to PalmWorks, Inc. in the company's Registration Statement on Form S-1.

                                                          /s/ Kevin White
                                                          ------------------
                                                          Kevin White